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Exhibit 10.50

AMENDMENT TO LEASE
Searchlight Truck Stop.

        THIS AMENDMENT TO LEASE (this "Amendment") is entered into as of the 30th day of July 2002, between Centennial Acquisitions, LLC, a Nevada limited liability company ("Landlord"), and Terrible Herbst, Inc., a Nevada corporation ("Tenant").

RECITALS:

        A.    On June 30, Landlord and Tenant entered into a certain Lease (the "Lease") of the Property described in Exhibit "A" hereto (the "Property").

        B.    In consideration of Tenant's agreeing to provide interim financing for Landlord's acquisition of the Property, Landlord agrees to modify the Lease as set forth herein.

WITNESSETH:

        FOR GOOD AND VALUABLE CONSIDERATION, Landlord and Tenant hereby agree as follows:

        Amendments to Lease.    The Lease is hereby amended as follows:

        (a)  The first paragraph of Section 3 of the Lease is hereby amended to read as follows: "Tenant's obligation to pay rent under this Lease shall commence September 1, 2002. Land and Tenant acknowledge that the Commencement Date of the Lease shall be September 1, 2002 except that Tenant shall be entitled to occupy the Premises rent-free from August 1, 2002 until the Commencement Date and Tenant's obligation to pay obligations described in Section 4.3 shall commence as of August 1, 2002."

        (b)  The prepaid rent provided for in Section 4.7 of the Lease shall be paid on the later of September 1, 2002 or the date Landlord pays off the promissory note due to Tenant by Landlord secured by a first position trust deed on the Property.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment to Lease as of the date first set forth above.

"Landlord"
CENTENNIAL ACQUISITIONS, LLC, a Nevada limited liability company

By:	/s/ Phyllis R. Schwartz Phyllis R. Schwartz, Manager

"Tenant"
TERRIBLE HERBST, INC., a Nevada corporation

By:	/s/ Jerry Herbst Jerry Herbst, President

        The undersigned Jerry Herbst hereby consents to the foregoing amendment and acknowledges that his guaranty of the Lease is not affected by this Amendment to the Lease.

EXHIBIT A

To

BUILDING LEASE

DESCRIPTION OF PREMISES

        The Premises referred to in the foregoing instrument are more particularly described as follows:

        A parcel of land situated in the southeast Quarter (SE1/4) of Section 34 and the Southwest Quarter (SW1/4) of Section 35, Township 28 South, Range 63 East, M.D.M., Searchlight of the Piute Lode Claim, U.S.M.S. 2366 lying Easterly of U.S. Highway No. 95, and begin more specifically described as follows:

        COMMENCING at the Southwest corner (SW-Cor.) of said Section 25 as shown by a map recoded December 12, 1976 as File 30, Page 61, Record of Survey Maps, Clark County, Nevada:

        THENCE North 0°23'28" West along the Westerly line of said Section 35, a distance of 1316 16 feet to the Northeasterly line of the aforesaid Piute Load Claim, said point being the TRUE POINT OF BEGINNING;

        THENCE South 64°21'32" East along said Northeasterly line, 801.18 feet;

        THENCE South 25°26'26" West, 467.58 feet;

        THENCE North 64° 28'26" West, 499.42 feet to the Easterly line of U.S. Highway No. 95, (150.00 feet wide) being concaved to the East, and having a radius of 2925.00 feet;

        THENCE from radial line which bears south 71°18'52" West, along said Easterly line (curving right), through a central angle of 10°20'20", an arc length of 527.81 feet;

        THENCE North 08°20'48" West, 72.20 feet to the aforementioned Northeasterly line of the Piute Lode Claim;

        THENCE departing Easterly line of U.S. Highway No. 95, South 64°21'32" East, 69.80 feet to the TRUE POINT OF BEGINNING.

        INCLUDING that portion of the Piute Lode Claim which extends into the Right of Way of U.S. Highway No. 95, (150.00 feet wide), being more specifically described as follows:

        COMMENCING at the Point of Intersection of the Easterly line of U.S. Highway NO. 95 with the Northeasterly line of the Piute Load Claim, U.S. M.S. No. 2366;

        THENCE along said Easterly line of U.S. Highway No. 95 as follows: South 08°20'48" East, 72.20 feet to a curve, concave to the East having a radius of 2925.00 feet;

        THENCE Southerly (curving right) along said curve, through a central angle of 4°03'40", an arc length of 207.32 feet to the TRUE POINT OF BEGINNING;

        THENCE South 77°35'32" West, along a radial line 43.00 feet to a curve, concave to the East, having a radius of 2958.00 feet;

        THENCE Southerly (curving left) along said curve, through a central angle of 01°54'30" an arc length of 98.85 feet.

        THENCE North 75°41'02" East along a radial line 43.00 feet to a curve, concave to the East, having a radius of 2925.00 feet;

        THENCE Northerly (curving right) along said curve, through a central angle of 1°54'30", an arch length of 97.42 feet to the TRUE POINT OF BEGINNING.

        RESERVING to the grantor herein the right to all oil, petroleum, gas, asphaltum and other minerals, gaseous, liquid and solid, in and under the property without any right of surface entry for exploration, development or extraction.

        EXCEPTING THEREFROM that portion of said land as conveyed to the State of Nevada by deed recorded June 24, 1988 in Book 88064 as Document No. 00262, Official Records, Clark County, Nevada.

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Exhibit 10.50
AMENDMENT TO LEASE Searchlight Truck Stop.
EXHIBIT A To BUILDING LEASE DESCRIPTION OF PREMISES